GENERAL	3 Months Ended
Mar. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL

NOTE 1 – GENERAL

Vascular Biogenics Ltd. (“VBL” or the “Company”) is a late clinical-stage biopharmaceutical company committed to developing next-generation, targeted medicines for difficult-to-treat medical conditions. Using its novel platform technologies, VBL has created a pipeline of therapeutic product candidates designed to uniquely address cancer and immune-inflammatory diseases with the goal of significantly improving patient outcomes and overcoming the limitations of currently approved treatments. VBL’s product candidates are built off of its two platform technologies: the Vascular Targeting System (VTS™), a gene-based technology targeting newly formed blood vessels, and the Monocyte Targeting Technology (“MTT”), an antibody-based technology designed to specifically inhibit monocyte migration for immune-inflammatory applications.

VBL is currently evaluating its lead candidate, ofra-vec (ofranegene obadenovec, or `VB-111`), in a Phase 3 registration-enabling trial in platinum resistant ovarian cancer (the “OVAL trial”), which is fully enrolled and for which VBL anticipates progression free survival (“PFS”) primary endpoint data in the second half of 2022. VBL is also supporting Phase 2 trials in recurrent glioblastoma multiforme (“rGBM”) and metastatic colorectal cancer (“mCRC”), where it expects preliminary data in 2022. VBL’s second program, VB-601, is an investigational proprietary monoclonal antibody that binds MOSPD2, which VBL calls the “mono-walk” receptor, and is engineered to specifically prevent monocytes from exiting the blood stream and traveling to inflamed tissues. VB-601 is expected to begin a first-in-human clinical trial in the second half of 2022.

Since inception, VBL has incurred significant losses, and it expects to continue to incur significant expenses and losses for at least the next several years. As of March 31, 2022, VBL had an accumulated deficit of $272.5 million. VBL’s losses may fluctuate significantly from quarter to quarter and year to year, depending on the timing of its clinical trials, the receipt of payments under any future collaboration agreements it may enter into, and its expenditures on other research and development, and commercialization activities.

As of March 31, 2022, VBL had cash, cash equivalents, short-term bank deposits and restricted bank deposits of $44.8 million. Based on its current cash resources, VBL believes its current cash will be sufficient to fund operating expenses and capital expenditure requirements for at least 12 months from the date of the filing of these financial statements. VBL may seek to raise more capital to pursue additional activities, including through a combination of private and public equity offerings, debt, government grants, strategic collaborations and licensing arrangements. Additional financing may not be available when VBL needs it or may not be available on terms that are favorable to VBL.

In 2017, VBL entered into an exclusive license agreement with NanoCarrier Co., Ltd. (the “NanoCarrier License”) for the development, commercialization, and supply of ofra-vec in Japan for all indications.

In September 2021, VBL established VBL Inc., a U.S. based subsidiary of VBL, and began U.S. operations from this entity beginning in the fourth quarter of 2021.